                                                                  EXECUTION COPY

EXHIBIT 99.7

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

                  AMENDED AND RESTATED SECURITY AGREEMENT dated as of January 27, 2004 among VIRCO MFG. CORPORATION, a Delaware corporation (the "PARENT"), each of the Parent's Subsidiaries signatory hereto (such Subsidiaries, the "SUBSIDIARY GUARANTORS"; and together with the Parent are referred to herein as the "GRANTORS"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the "BANK").

                               W I T N E S S T H:

                  WHEREAS, pursuant to the Credit Agreement dated as of January 27, 2004 (as amended, restated, supplemented or otherwise modified , the "CREDIT AGREEMENT") between the Parent and the Bank, the Bank has agreed to made certain loans and other financial accommodations to the Parent;

                  WHEREAS, as a condition to the Bank's obligation to extend such loans and other financial accommodations the Subsidiary Guarantors have agreed to guaranty the Parent's obligations under the Credit Agreement and the other Loan Documents to which the Company is party; and

                  WHEREAS, as a further condition to the Bank's obligation to extend such loans and other financial accommodations, the Bank has required, and the Grantors have agreed, to (i) execute and deliver this Security Agreement to provide collateral security for the obligation of the Grantors under the Loan Documents to which each is party and (ii) amend, restate and consolidate the Continuing Security Agreement: Rights to Payment and Inventory dated as of February 1, 2003 between the Company and the Bank and the Security Agreement:
Equipment dated as of February 1, 2003 (collectively, the "PRIOR SECURITY DOCUMENTS") between the Company and the Bank in the form set forth herein.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINED TERMS. Terms defined in the Credit Agreement and not otherwise defined in Annex A hereto are used herein as therein defined. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

                  2.       GRANT OF LIEN.

                  (a) To secure the prompt and complete payment, performance and observance of all of its Secured Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Bank, a security interest in and Lien upon all of its right, title and interest in, to and under all personal property and other assets, whether now owned

                                                              Security Agreement
by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "COLLATERAL"), including:

                           (i)      all Accounts;

                           (ii)     all Chattel Paper;

                           (iii)    all Documents;

                           (iv) all General Intangibles (including payment intangibles and Software);

                           (v) all Goods (including Inventory, Equipment and Fixtures);

                           (vi)     all Instruments;

                           (vii)    all Investment Property;

                           (viii) all Deposit Accounts of such Grantor, including all deposits therein;

                           (ix) all money, cash or cash equivalents of such Grantor;

                           (x)      all Supporting Obligations and
         Letter-of-Credit Rights of such Grantor; and

                           (xi) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

                  (b) In addition, to secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce the Bank as aforesaid, each Grantor hereby grants to the Bank, a right of setoff against the property of such Grantor held by the Bank, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Bank, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

                  3.       RIGHTS: LIMITATIONS ON THE BANK'S OBLIGATIONS.

                  (a) It is expressly agreed by the Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The Bank shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien
                                                              Security Agreement
thereon or the receipt by the Bank of any payment relating to any Contract or License pursuant hereto. The Bank shall not be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) The Bank may at any time after an Event of Default has occurred and be continuing (or, if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors and other Persons obligated on the Collateral that the Bank has a security interest therein, and that payments shall be made directly to the Bank. Upon the request of the Bank, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without the Bank's prior written consent.

                  (c) The Bank may at any time in the Bank's own name, in the name of a nominee of the Bank or in the name of any Grantor communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to the Bank's satisfaction, the existence, amount terms of, and any other matter relating to, Accounts, payment intangibles, Instruments or Chattel Paper.

                  4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

                  (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Liens.

                  (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of the Bank pursuant to this Security Agreement; and (ii) in connection with any other Permitted Liens.

                  (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of appropriate financing statements with the governmental offices listed on Schedule I hereto, a perfected Lien in favor of the Bank on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except the Permitted Liens that would be prior to Liens in favor of the Bank as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business). All action by

                                                              Security Agreement
any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

                  (d) Schedule II hereto lists, as of the Closing Date, all Instruments, Letter of Credit Rights and Chattel Paper of each Grantor. All action by any Grantor necessary or desirable to protect and perfect the Lien of the Bank on each item set forth on Schedule II (including the delivery of all originals thereof to the Bank and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of the Bank on the Collateral listed on Schedule II hereto is prior to all other Liens, except the Permitted Liens that would be prior to the Liens in favor of the Bank as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

                  (e) Each Grantor's name as it appears in official filings in its jurisdiction of organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), any other registered, trade or fictious names of such Grantor, the organizational identification number issued to such Grantor by its jurisdiction of organization or a statement that no such number has been issued, such Grantor's jurisdiction of organization, the location of such Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral, in each case for the last five (5) years are set forth on Schedule III hereto. Each Grantor has only one state of incorporation or organization.

                  (f) With respect to the Accounts (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to the Bank; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices and statements delivered to the Bank with respect thereto; (iv) that are Eligible Accounts, no Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor on such Eligible Accounts which might result in any adverse change in such Account Debtor's financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices and statements which may be delivered to the Bank with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; and (y) to each Grantor's knowledge, all Account Debtors have the capacity to contract.

                  (g) With respect to any Inventory of the Grantors (i) such Inventory is located at one of the applicable Grantor's locations set forth on Schedule III hereto; (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without the Bank's

                                                              Security Agreement
prior consent, and if the Bank gives such consent, the applicable Grantor will concurrently therewith obtain a bailee, landlord and mortgagee agreement with respect to such location; (iii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory are not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Bank, and except for Permitted Liens; (iv) except as disclosed to Bank in writing, such Inventory is not subject to any licensing, Patent, royalty, Trademark, trade name or Copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition; and (v) the disposition of such Inventory by the Bank following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

                  (h) As of the Closing Date, no Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in
Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of appropriate financing statements with the governmental offices listed on Schedule I hereto and an Intellectual Property Security Agreement with the United States Copyright Office or the United States Patent and Trademark Office, as the case may be, perfected Liens in favor of the Bank on each Grantor' s Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of an Intellectual Property Security Agreement with the United States Copyright Office or the United States Patent and Trademark Office, as the case may be, and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect the Bank's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

                  (i)      (i)      Other than as described on Schedule V, there
are no subscriptions, options, warrants, or calls relating to any shares of the capital stock of the Parent, including any right of conversion or exchange under any outstanding security or other instrument. The Parent is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock or other Equity Interests.

                           (ii)     Schedule V hereto lists a complete and
accurate list of the Parent's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii) the number of shares of each class of capital stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by the Parent. All of the outstanding capital stock of each such Subsidiary has been validly issued and is fully paid and nonassessable.

                           (iii)    Except as set forth on Schedule V, no
capital stock (or any securities, instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of any direct or indirect Subsidiary of the Parent is subject to the issuance of any security, instrument, warrant, option, purchase right, conversion or exchange right, call, put, commitment or claim of any right, title, or interest therein or thereto.

                                                              Security Agreement

                  (j)      All Deposit Accounts of each Grantor are listed on
Schedule VI, including, with respect to each depository (i) the name and address of such depository and (ii) the account numbers of the accounts maintained with such depository.

                  5. COVENANTS. Each Grantor covenants and agrees with the Bank that from and after the date of this Security Agreement and until the Termination Date:

                  (a)      Further Assurances: Pledge of Instruments; Chattel
Paper.

                           (i) At any time and from time to time, upon the written request of the Bank and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Bank may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Bank of any License or Contract held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

                           (ii) Unless the Bank shall otherwise consent in writing (which consent may be revoked), each Grantor shall deliver to the Bank all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Grantor receives the same.

                           (iii) Each Grantor shall obtain or use its best efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and each Grantor shall in all instances obtain authenticated acknowledgements of the Bank's Liens from bailees having possession of any Grantor's Goods that they hold for the benefit of the Bank.

                           (iv) Unless waived by the Bank in writing (which waiver may be revoked), each Grantor shall obtain authenticated Investment Property Control Agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

                           (v) Unless waived by the Bank in writing (which waiver may be revoked), each Grantor shall obtain a Deposit Account Control Agreement with each bank or financial institution holding a Deposit Account for such Grantor.

                           (vi)     Each Grantor that is or becomes the
         beneficiary of a letter of credit shall, promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify the Bank thereof and (i) if so requested by the Bank, use their best efforts to (and, if the face amount of the Letter-of-Credit Right exceeds $100,000 shall)

                                                              Security Agreement
         enter into a tri-party agreement with the Bank and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to the Bank.

                           (vii) Each Grantor shall take all steps necessary to grant the Bank control of all electronic chattel paper in accordance with the Code.

                           (viii) Each Grantor hereby irrevocably authorizes the Bank at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Bank promptly upon request. Each Grantor also ratifies its authorization for the Bank to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                           (ix) Each Grantor shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify the Bank of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented to by the Bank (which may be revoked), such Grantor shall enter into a supplement to this Security Agreement, granting to the Bank a Lien in such commercial tort claim.

                  (b) Maintenance of Records. The Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments with the Bank's consent, such Chattel Paper and Instruments shall be marked with a legend the form, scope and substance of which is acceptable to the Bank.

                  (c) Covenants Regarding Patent, Trademark and Copyright Collateral.

                           (i) Grantors shall notify the Bank immediately if they know or have reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any

                                                              Security Agreement

         Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                           (ii) In the event any Grantor, either itself or through any agent, employee, licensee or designee, files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency then the relevant Grantor shall, within 45 days of the filing of such application notify, the Bank of such application, and, upon request of the Bank, Grantor shall execute and deliver any and all applicable Intellectual Property Security Agreements as the Bank may request to evidence the Bank's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

                           (iii) Grantors shall take all actions necessary or requested by the Bank to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the applicable Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

                           (iv) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 5(a)(ix) of this Security Agreement. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Bank shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

                  (d) Indemnification. In any suit, proceeding or action brought by the Bank relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep the Bank harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of the Bank, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of the Bank as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Bank.

                                                              Security Agreement

                  (e) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

                  (f) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Bank in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                  (g) Limitations on Disposition. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

                  (h) Further Identification of Collateral. The Grantors will, if so requested by the Bank, furnish to the Bank, as often as the Bank requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Bank may reasonably request, all in such detail as the Bank may specify.

                  (i) Notices. Grantors will advise the Bank promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or written claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Security Document.

                  (j) No Reincorporation; No Name Change. No Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of the Bank. No Grantor shall change its legal name without first giving 30 days prior written notice of its intent to do so to the Bank.

                  (k) Terminations; Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Bank and agrees that it will not do so without the prior written consent of the Bank, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

                  6.       AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  On the Closing Date each Grantor shall execute and deliver to the Bank a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on the Bank under the Power of Attorney are solely to protect the Bank's interests in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or

                                                              Security Agreement
authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) the Bank shall account for any moneys received by the Bank in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that the Bank shall not have any duty as to any Collateral, and the Bank shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NEITHER THE BANK, NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

                  7.       REMEDIES: RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Line of Credit Note, the Term Note, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and be continuing, the Bank may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Bank's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Bank, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Bank shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as the Bank deems necessary or advisable.

                  If any Event of Default shall have occurred and be continued, each Grantor further agrees, at the Bank's request, to assemble the Collateral and make it available to the Bank at a place or places designated by the Bank which are reasonably convenient to the Bank and such Grantor, whether at such Grantor's premises or elsewhere. Until the Bank is able to effect a sale, lease, or other disposition of Collateral, the Bank shall have the right to hold or use Collateral, or

                                                              Security Agreement
any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Bank. The Bank shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of the Bank. The Bank may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Bank's remedies, with respect to such appointment without prior notice or hearing as to such appointment. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Bank of any other amount required by any provision of law, need the Bank account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Bank arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Bank as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by the Bank of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys' fees and other expenses incurred by the Bank to collect such deficiency.

                  (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (c) To the extent that applicable law imposes duties on the Bank to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Bank
(i) to fail to incur expenses reasonably deemed significant by the Bank to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Bank against risks of loss, collection or disposition of Collateral or to provide to the Bank a guaranteed return from the

                                                              Security Agreement
collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Bank, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Bank in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by the Bank would not be commercially unreasonable in the Bank's exercise of remedies against the Collateral and that other actions or omissions by the Bank shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7(c). Without limitation upon the foregoing, nothing contained in this Section 7(c) shall be construed to grant any rights to any Grantor or to impose any duties on the Bank that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

                  (d) The Bank shall not be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. The Bank shall not be required to marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Bank, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

                  (e) Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default and upon written notice thereof to the Grantors, all rights of a Grantor to exercise any voting or consensual powers with respect to any capital stock in which such Grantor has an interest and to receive and retain the distributions which it would otherwise be entitled to receive and retain shall terminate and all such powers and rights to receive and retain such distributions shall immediately without further action become vested in the Bank.

                  8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling the Bank to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Bank shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Bank an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

                                                              Security Agreement

                  9. INDEMNITY; EXPENSES; LIMITATION ON BANK'S DUTY IN RESPECT OF COLLATERAL. (a) Whether or not the transactions contemplated hereby are consummated, each Grantor shall indemnify and hold the Bank, its Affiliates, directors, officers, agents, employees and representatives (collectively, the "INDEMNIFIED PERSONS") harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable attorneys costs and expenses) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Secured Obligations or any assignment by the Bank) be imposed on, incurred by or asserted against any such Indemnified Person in any way relating to or arising out of or in connection with the execution, delivery, enforcement, performance or administration of this Security Agreement, the Credit Agreement, the other Loan Documents or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated hereby or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of any Indemnified Person; provided that such indemnity shall not, as to any Indemnified Person, be available to the extent that such Indemnified Liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Person. No Indemnified Person shall have any liability for any indirect or consequential damages relating to this Security Agreement, the Credit Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the date hereof). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Grantor, its directors, shareholders or creditors or an Indemnified Party or any other Person, whether or not an Indemnified Person is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. All amounts due under this Section 9 shall be payable within five Business Days after demand therefor. The agreements in this Section 9 shall survive the assignment by the Bank and the repayment, satisfaction or discharge of all the other Secured Obligations. The Indemnified Person agrees that in the event that any investigation, litigation or proceeding is asserted or threatened in writing or instituted against it or any other Indemnified Person, or any remedial, removal or response action which is requested of it or any other Indemnified Person, for which such Indemnified Person may desire indemnity or defense hereunder, such Indemnified Person shall notify the Parent in writing of such event; provided that failure to so notify the Parent shall not affect the right of any Indemnified Person to seek indemnification under this Section 9.

                  (b) Each Grantor will upon demand pay to the Bank the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Bank may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or

                                                              Security Agreement
the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Bank hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

                  (c) The Bank shall use reasonable care with respect to the Collateral in its possession or under its control. The Bank shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Bank or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

                  12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Bank and Grantors with respect to the matters referred to herein and therein.

                  13. NO WAIVER; CUMULATIVE REMEDIES. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Bank and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise

                                                              Security Agreement
have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Bank any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Bank and Grantors.

                  14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  15.      TERMINATION OF THIS SECURITY AGREEMENT. Subject to
Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

                  16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Bank hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

                  17. COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Bank, electronic means, all of which shall be equally valid.

                  18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                                                              Security Agreement

                  19.      ARBITRATION.

                  (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of or relating to in any way (i) the loan and related Loan Documents which are the subject of the Credit Agreement and this Security Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination thereof; or (ii) requests for additional credit thereunder.

                  (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in California selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

                  (c) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and
(iii) of this paragraph.

                  (d) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000. Any dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State of California or a neutral retired judge of the state or federal judiciary of California, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In

                                                              Security Agreement
any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of California and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                  (e) Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date and within 180 days of the filing of the dispute with the AAA. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

                  (f) Class Proceedings and Consolidations. The resolution of any dispute arising pursuant to the terms of this Agreement shall be determined by a separate arbitration proceeding and such dispute shall not be consolidated with other disputes or included in any class proceeding.

                  (g) Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding.

                  (h) Real Property Collateral; Judicial Reference. Notwithstanding anything herein to the contrary, no dispute shall be submitted to arbitration if the dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property unless (i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such dispute is not submitted to arbitration, the dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

                                                              Security Agreement

                  (i) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

                  20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

                  22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

                  23. BENEFIT OF THE BANK. All Liens granted or contemplated hereby shall be for the benefit of the Bank and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations in the manner determined by the Bank in its sole discretion.

                  24. RESTATEMENT OF PRIOR SECURITY DOCUMENTS. The Grantors and the Bank hereby agree that (i) the terms and provisions of the Prior Security Documents shall be and hereby are amended, superceded, restated and consolidated in their entirety by the terms and provisions of this Security Agreement, (ii) the Bank shall not have any obligations under the Prior Security Documents, except to the extent that any such obligations may be restated in this Security Agreement or in the other Loan Documents and (iii) the execution and delivery of this Security Agreement shall not constitute or effect, or be deemed to constitute or effect, a novation, refinancing, discharge, extinguishment or refunding of any of the Indebtedness outstanding under the Prior Credit Agreement or that portion of such Indebtedness that remain outstanding under the Credit Agreement.

                            [Signature Page Follows]

                                                              Security Agreement

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                      VIRCO MFG. CORPORATION,
                                      a Delaware corporation

                                      By: /s/ Robert E. Dose
                                          ----------------------------------
                                      Name: Robert E. Dose
                                      Title: Vice President - Finance, Secretary
                                             and Treasurer

                                      VIRCO INC.,
                                      a Delaware corporation

                                      VIRCO MGMT. CORPORATION,
                                      a Delaware corporation

                                      By: /s/ Robert E. Dose
                                          ----------------------------------
                                      Name: Robert E. Dose
                                      Title: Authorized officer of each of the
                                             above referenced Grantors

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION

                                      By: /s/ Randall J. Repp
                                          ----------------------------------
                                      Name: Randall J. Repp
                                      Title: Vice President

                                                               Signature Page to
                                                         Virco Mfg. Corporation.
                                                              Security Agreement

                                                                  EXECUTION COPY

                                     ANNEX A
                                       TO
                               SECURITY AGREEMENT

                                   DEFINITIONS

         Capitalized terms used in the Security Agreement shall have the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Security Agreement:

         "ACCOUNT DEBTOR" means any Person who may become obligated to a Grantor under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

         "ACCOUNTS" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by a Grantor, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of a Grantor's rights in, to and under all purchase orders or receipts for goods or services, (c) all of a Grantor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to a Grantor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by a Grantor or in connection with any other transaction (whether or not yet earned by performance on the part of a Grantor), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

         "CHARGES" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Secured Obligations, (c) the employees, payroll, income or gross receipts of a Grantor,
(d) a Grantor's ownership or use of any properties or other assets, or (e) any other aspect of a Grantor's business.

         "CHATTEL PAPER" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by a Grantor.

         "COLLATERAL" has the meaning ascribed to it in Section 2(a).

         "CONTRACTS" means all "contracts," as such term is defined in the Code, now owned or hereafter acquired by a Grantor, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Grantor may now or hereafter have any right, title or interest.

                                                                      Annex A to
                                                              Security Agreement

         "COPYRIGHT LICENSE" means any and all rights now owned or hereafter acquired by a Grantor under any written agreement granting any right to use any Copyright or Copyright registration.

         "COPYRIGHTS" means all of the following now owned or hereafter adopted or acquired by a Grantor: (a) all copyrights, all General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

         "DEPOSIT ACCOUNT CONTROL AGREEMENT" means any agreement or arrangement establishing "control" within the meaning of the Code over any Deposit Account, including an arrangement establishing a secured party as the "customer" with respect thereto which agreement or arrangement shall be in form and substance reasonably satisfactory to the Bank.

         "DEPOSIT ACCOUNTS" means all "deposit accounts" as such term is defined in the Code, nor or hereafter held in the name of a Grantor.

         "DOCUMENTS" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by a Grantor, wherever located.

         "EQUIPMENT" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by a Grantor, wherever located and, in any event, including all of such Grantor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

         "FIXTURES" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by a Grantor.

         "GENERAL INTANGIBLES" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by a Grantor, including all right, title and interest that a Grantor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical

                                                                      Annex A to
                                                              Security Agreement
information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), choses in action, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for any pledged Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of a Grantor or any computer bureau or service company from time to time acting for a Grantor.

         "GOODS" means all "goods" as defined in the Code, now owned or hereafter acquired by a Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the Code.

         "INSTRUMENTS" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by a Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "INTELLECTUAL PROPERTY" means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks.

         "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means an intellectual property security agreement substantially in the form of Exhibit I attached hereto and shall include any amendments, restatements, supplements, or other modifications thereto.

         "INVENTORY" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by a Grantor, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of a Grantor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in a Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

         "INVESTMENT PROPERTY" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by a Grantor, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of a Grantor, including the rights of a Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with

                                                                      Annex A to
                                                              Security Agreement
respect to that account; (iii) all securities accounts of a Grantor; (iv) all commodity contracts of a Grantor; and (v) all commodity accounts held by a Grantor.

         "INVESTMENT PROPERTY CONTROL AGREEMENT" means an agreement (in form and substance reasonably acceptable to the Bank) among a Grantor, the Bank and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of a Grantor, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of a Grantor, (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by a Grantor, whereby, among other things, the issuer, securities intermediary or futures commission merchant disclaims any security interest in the applicable financial assets, acknowledges the Lien of the Bank in such financial assets, and agrees to follow the instructions or entitlement orders of the Bank without further consent by any Grantor.

         "LETTER-OF-CREDIT RIGHTS" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by a Grantor, including rights to payment or performance under a letter of credit, whether or not a Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

         "LICENSE" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by a Grantor.

         "PATENT LICENSE" means rights under any written agreement now owned or hereafter acquired by a Grantor granting any right with respect to any invention on which a Patent is in existence.

         "PATENTS" means all of the following in which a Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

         "PROCEEDS" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to a Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to a Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Entity (or any Person acting under color of Governmental Entity), (c) any claim of a Grantor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by a Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights

                                                                      Annex A to
                                                              Security Agreement
in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

         "SECURED OBLIGATIONS" means, with respect to each Grantor, all loans, advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by such Grantor to the Bank and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, in each case arising under the Credit Agreement, the Line of Credit Note, the Term Note, this Security Agreement or any other Loan Document to which such Grantor is a party. This term includes all Obligations (including principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against a Grantor an Insolvency Proceeding, whether or not allowed in such case or proceeding), Charges, expenses, attorneys' fees and any other sum chargeable to a Grantor under the Credit Agreement, the Line of Credit Note, the Term Note, this Security Agreement or any other Loan Document).

         "SECURITY AGREEMENT" means the Security Agreement of even date herewith among the Grantors and the Bank, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "SOFTWARE" means all "software" as such term is defined in the Code, now owned or hereafter acquired by a Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

         "SUPPORTING OBLIGATIONS" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

         "TERMINATION DATE" means the date on which all obligations of the Grantors to the Bank or its assigns under the Line of Credit Note, the Term Note, the Credit Agreement, this Security Agreement and each other Loan Document to which each is a party have been indefeasibly satisfied.

         "TRADEMARK LICENSE" means rights under any written agreement now owned or hereafter acquired by a Grantor granting any right to use any Trademark.

         "TRADEMARKS" means all of the following now owned or hereafter existing or adopted or acquired by a Grantor: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in

                                                                      Annex A to
                                                              Security Agreement
connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

         The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Security Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection section or clause contained in the Security Agreement or any such Annex, Exhibit or Schedule.

         Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in this Security Agreement refers to the knowledge (or an analogous phrase) of a Grantor, such words are intended to signify that such Grantor has actual knowledge or awareness of a particular fact or circumstance or that Grantor, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                                                                      Annex A to
                                                              Security Agreement

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

              Virco Mfg. Corporation -- Delaware Secretary of State

                    Virco Inc. -- Delaware Secretary of State

             Virco Mgmt. Corporation -- Delaware Secretary of State

                                  SCHEDULE II
                                       TO
                               SECURITY AGREEMENT

                                  INSTRUMENTS,
                                  CHATTEL PAPER
                                       AND
                             LETTER OF CREDIT RIGHTS

                                   INSTRUMENTS

                                      None

                                  CHATTEL PAPER

                                      None

                             LETTER OF CREDIT RIGHTS

                             $100,000 To expire 2/4/04
                             $ 30,000 To expire 2/25/04
                             $ 60,000 To expire 5/1/04
                             $ 10,000 To expire 8/20/04

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
           AND RECORDS CONCERNING VIRCO MFG. CORPORATION'S COLLATERAL

I.      Grantor's official name: VIRCO MFG. CORPORATION

II. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III.    Former names, tradenames and fictitious names: None

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2033553

V.      State of Incorporation or Organization: Delaware

VI.     Chief Executive Office and principal place of business:

                                   2027 Harpers Way
                                   Torrance, California 90501

VII.    Other Corporate Offices: None

VIII.   Warehouses:              Factory and Warehouse: 2027 Harpers Way

                                                        Torrance, CA  90501

                                 Factory and Warehouse  1701 Sturgis Road

                                                        Conway, AR

                                 Factory:               900 Robins Street

                                                        Conway, AR

                                 Warehouse:             250 Harkrider Street

                                                        Conway, AR

                                 Warehouse:             Logistics Services, Inc.
                                                        9001 Lindsey Road
                                                        Little Rock, AR 72206

                                 Warehouse:             C.M.D.
                                                        222 E. Manville Street
                                                        Compton, CA 90220

IX.      Other Premises at which Collateral is Stored or Located: None

X.       Locations of Records Concerning Collateral:    2027 Harpers Way

                                                        Torrance, CA  90501

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                 AND RECORDS CONCERNING VIRCO INC.'S COLLATERAL

I.       Grantor's official name: VIRCO INC.

II. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III.     Former names, tradenames and fictitious names: None

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2921021

V.       State of Incorporation or Organization: Delaware

VI.      Chief Executive Office and principal place of business:

                                    2027 Harpers Way
                                    Torrance, California 90501

VII.     Other Corporate Offices: None

VIII.    Warehouses: None

IX.      Other Premises at which Collateral is Stored or Located: None

X.       Locations of Records Concerning Collateral: 2027 Harpers Way

                                                     Torrance, CA  90501

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                 AND RECORDS CONCERNING VIRCO MGMT'S COLLATERAL

I.       Grantor's official name: VIRCO MGMT. CORPORATION

II. Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): Corporation

III.     Former names, tradenames and fictitious names: None

IV. Organizational identification number issued by Grantor's state of incorporation or organization or a statement that no such number has been issued: 2921024

V.       State of Incorporation or Organization: Delaware

VI.      Chief Executive Office and principal place of business:

                                    2027 Harpers Way
                                    Torrance, California 90501

VII.     Other Corporate Offices: None

VIII.    Warehouses: None

IX.      Other Premises at which Collateral is Stored or Located: None

X.       Locations of Records Concerning Collateral: 2027 Harpers Way

                                                     Torrance, CA  90501

                                  SCHEDULE IV
                                       TO
                               SECURITY AGREEMENT

                       PATENTS, TRADEMARKS AND COPYRIGHTS

U.S. Intellectual Property held by
Virco Mfg. Corporation or its Subsidiaries as of November 14, 2003

PATENTS:

Type           USPTO #                         Description
Design         D479,118          Grommet
Utility       6,585,320          Tilt control mechanism for a tilt back chair
Design         D476,512          Furniture leg
Design         D474,044          Desk
Design         D473,399          Desk
Design         D473,068          Desk
Utility       6,533,352          Chair with reclining back rest
Design         D471,729          Four-legged chair
Design         D469,969          Four-legged chair
Design         D469,284          Chair
Design         D469,265          Chair
Utility       6,484,647          Office furniture system
Design         D461,348          Chair portion
Design         D461,345          Chair base
Design         D461,322          Chair
Utility       6,247,770          Furniture construction
Design         D441,557          Lightweight chair
Design         D437,124          Chair
Design         D431,910          Chair
Design         D431,910          Easel
Utility       6,116,692          Chair construction
Design         D429,914          Lectern
Design         D429,546          Projector cart
Design         D427,405          Book truck
Design         D427,404          Conference cart
Design         D425,319          Chair with end panel
Utility       6,058,854          Lightweight plastic furniture
Design         D421,533          Workstation module
Design         D417,969          Chair frame
Utility       6,004,157          Connector module
Utility       6,003,948          Chair construction

Design         D417,342          Chair with tablet arm
Design         D417,095          Table with modesty panel
Utility       5,983,807          Lightweight plastic furniture
Design         D414,618          Power module
Utility       5,934,203          Table construction
Utility       5,924,770          Chair construction
Design         D410,801          Chair with arm rests
Design         D407,830          Trim strip

Type           USPTO #                   Description
Utility       5,868,081          Lightweight plastic furniture
Utility       5,694,865          Lightweight plastic furniture
Utility       4,841,877          Table
Utility       4,768,833          Chair construction
Design         D296,732          High chair
Utility       4,727,816          Table
Utility       4,710,049          Safety hinge
Design         D289,235          Chair
Utility       4,400,031          Interlocking chair

TRADEMARKS:

Mark                               USPTO #
9000 Chair                       2,068,214
And-1                            App. pending
Cheers                           App. pending
Core-a-Gator (name)              2,122,306
Core-a-Gator (logo)              2,137,835
Core-a-Gator (design)            2,145,248
Designed for Stacking,
     The Safe Edge               1,518,917
Designing Quality,
     Furnishing Value            2,074,335
Egg                              2,265,456
ErgoCombo                        App. pending
Express Rail                     App. pending
Furniture Focus                  App. pending
Furniture that Fits              2,100,181
Furnishings that Fit             App. pending
Future Access                    2,416,339
Gator-Gram                       2,131,937
IQ                               2,350,789
Lunada                           2,678,466
Martest                          0,740,021

Martest 21                       2,404,744
Mojave                           2,605,121
Ph.D.                            App. 75/496,005
Planscape                        App. pending
Plateau                          2,190,003
Rol-Fol (Stylized)               0,586,886
Sure Edge                        App. 76/332,595
Symposium                        2,309,622
V                                0,983,345

Mark                             USPTO#
Vespers                          2,341,840
Virco (Design only)              2,068,214
Virco (Stylized)                 0,622,279
Virco (Design)                   1,970,054
Vircolite                        0,638,621
Virtue                           1,059,295
Virtue of California             0,877,409
Virtuoso                         2,329,332
Zuma                             App. pending

                                   SCHEDULE V
                                       TO
                               SECURITY AGREEMENT

                                 CAPITALIZATION

[NUMBER OF ISSUED AND OUTSTANDING SHARES OF STOCK OF EACH SUBSIDIARY OF VIRCO]

                             # of Issued and Outstanding Shares of Stock
                             -------------------------------------------
Virco Inc.                                   10
Virco Mgmt. Corporation                      10

                                   SCHEDULE VI
                                       TO
                               SECURITY AGREEMENT

                                DEPOSIT ACCOUNTS

         Non-Wells Fargo Bank: Of Virco Mfg. Corporation:

         Wells Fargo Bank:

         Controlled Disbursement:      4759031149

         Payroll:                      4038174199

         Payroll:                      4648064988

         Operating Account:            4648052785

         First State Bank (Concentration/PR)
         P.O. Box 966, Conway, AR 72033,
         #0002018160

         KeyBank(Petty Cash <$1,000)
         14 West Main Street, Lexington, Ohio  44904
         #351321001692

Of Virco Mgmt. Corporation:            None

Of Virco, Inc.:                        None

                                    EXHIBIT A

                                     FORM OF
                                POWER OF ATTORNEY

                  This Power of Attorney is executed and delivered by ______________________, a _____________________ corporation (the "GRANTOR") to
WELLS FARGO BANK, NATIONAL ASSOCIATION (hereinafter referred to as "ATTORNEY"), under a Credit Agreement and a Security Agreement, each dated as of January 27, 2004 and other related documents (the "LOAN DOCUMENTS"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Grantor as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by the Grantor without the Attorney' s written consent.

                  The Grantor hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), with full power of substitution, as the Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Note Documents and, without limiting the generality of the foregoing, the Grantor hereby grants to the Attorney the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, and at any time, to do the following: (a) change the mailing address of the Grantor, open a post office box on behalf of the Grantor, open mail for the Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of the Grantor; (b) effect any repairs to any asset of the Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Grantor or its property; (d) defend any suit, action or proceeding brought against the Grantor if the Grantor does not defend such suit, action or proceeding or if the Attorney believes that the Grantor is not pursuing such defense in a manner that will maximize the recovery to the Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due to the Grantor whenever payable and to enforce any other right in respect of the Grantor's property;

(f) cause the certified public accountants then engaged by the Grantor to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as the Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of such Grantor in and under the contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Bank may deem appropriate and to execute in the Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though the Attorney were the absolute owner of the property of the Grantor for all purposes, and to do, at the Attorney's option and the Grantor's expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve, or realize upon the Grantor's property or assets and the Bank's Liens thereon, all as fully and effectively as the Grantor might do. The Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney is executed by the Grantor, and the Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this ____ day of January , 2004.

                                       [_______________________________________]

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                            NOTARY PUBLIC CERTIFICATE

                  On this _____ day of ______________, 200_, ___________________
[name] who is personally known to me appeared before me in his/her capacity as the _________________[title] of _______________________ [Grantor] ("Grantor")
and executed on behalf of the Grantor the Power of Attorney in favor of Wells Fargo Bank, National Association [Attorney] to which this Certificate is attached.

                                            ____________________________________
                                            Notary Public

                                                                       EXHIBIT I

                                     FORM OF
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                  This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the "IP SECURITY AGREEMENT") dated ________, ____, is made by the undersigned (the "GRANTOR") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION.

                  WHEREAS, pursuant to the Credit Agreement dated as of January 27, 2004 (as amended, restated, supplemented or otherwise modified , the "CREDIT AGREEMENT") between the Parent and the Bank, the Bank has agreed to made certain loans and other financial accommodations to the Parent;

                  [WHEREAS, as a condition to the Bank's obligation to extend such loans and other financial accommodations, the [Parent] [undersigned] agreed to [guaranty the Parent's obligations under the Credit Agreement and the other Loan Documents to which the Parent is party and] to collateralize [its obligations under the Credit Agreement and the other Loan Documents to which it is party] [such guaranty] by entering into the Security Agreement dated as of [-], 2004 (as amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"; terms defined in the Security Agreement and not otherwise defined herein are used herein as therein defined) among the Parent, [the undersigned,] [the other Subsidiaries of the Company] and the Bank; and]

                  WHEREAS, under the terms of the Security Agreement, the undersigned has granted to the Bank a security interest in, among other property, certain intellectual property of the undersigned, and has agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other Governmental Entities.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

                  SECTION 1. Grant of Security. The Grantor hereby grants to the Bank a security interest in all of the Grantor's right, title and interest in and to the following (the "COLLATERAL"):

                  (i)      the Patents set forth in Schedule A hereto;

                  (ii) the Trademarks set forth in Schedule B hereto, together with the goodwill symbolized thereby;

                  (iii) all Copyrights and exclusive Copyright licenses set forth in Schedule C hereto;

                  (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto;

                  (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                  (vi) any and all Proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

                  SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the Grantor under this IP Security Agreement secures the payment of the Grantor's Secured Obligations now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

                  SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

                  SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Bank with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

                  SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             ___________________________________

                                             By ________________________________
                                                Name:
                                                Title:

                                   SCHEDULE A

                                     PATENTS
                                       OF
                                _______________

                                     PATENTS

PATENT                      REGISTRATION NO.                   REGISTRATION DATE
--------------------------------------------------------------------------------

                               PATENT APPLICATIONS

PATENT                      SERIAL NO.                         APPLICATION DATE
--------------------------------------------------------------------------------

                                   SCHEDULE B

                                   TRADEMARKS
                                       OF
                              ____________________

                          TRADEMARKS AND SERVICE MARKS

TRADEMARK/SERVICE MARK          REGISTRATION NO.               REGISTRATION DATE
--------------------------------------------------------------------------------

                     TRADEMARK AND SERVICE MARK APPLICATIONS

TRADEMARK/SERVICE MARK             SERIAL NO.                   APPLICATION DATE
--------------------------------------------------------------------------------

                                   SCHEDULE C

                                   COPYRIGHTS
                                       OF
                                 ______________

                                   COPYRIGHTS

COPYRIGHT                   REGISTRATION NO.                   REGISTRATION DATE
--------------------------------------------------------------------------------

                             COPYRIGHT APPLICATIONS


COPYRIGHT                     SERIAL NO.                        APPLICATION DATE
--------------------------------------------------------------------------------

                          EXCLUSIVE COPYRIGHT LICENSES

COPYRIGHT LICENSE                        DESCRIPTION
--------------------------------------------------------------------------------